UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 19, 2024

Endo International plc

(Exact name of registrant as specified in its charter)

Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 011-353-1-268-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None (1)

(1)

On August 26, 2022, Endo International plc’s ordinary shares, which previously traded on the Nasdaq Global Select Market under the symbol ENDP, began trading exclusively on the over-the-counter market under the symbol ENDPQ. On September 14, 2022, Nasdaq filed a Form 25-NSE with the U.S. Securities and Exchange Commission (the “SEC”) and Endo International plc’s ordinary shares were subsequently delisted from the Nasdaq Global Select Market. On December 13, 2022, Endo International plc’s ordinary shares were deregistered under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03.	Bankruptcy or Receivership

As previously disclosed, beginning on August 16, 2022, Endo International plc (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”), commenced voluntary cases (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re Endo International plc, et al., Case No. 22-22549 (JLG). On December 19, 2023, the Debtors filed a Joint Chapter 11 Plan of Reorganization (as amended, the “Plan”) in the Bankruptcy Court.

On March 22, 2024, the Bankruptcy Court entered an order confirming and approving the fourth amended version of the Plan, which was filed on March 18, 2024 (the “Confirmation Order”). The Debtors expect that the effective date of the Plan (the “Effective Date”) will occur once all conditions precedent to the Plan have been satisfied or waived.

Summary of the Plan

The following is a summary of the material terms of the Plan as approved and confirmed by the Bankruptcy Court. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Confirmation Order, which is attached hereto as Exhibit 99.1, and the Plan, which is attached hereto as Exhibit 2.1, both of which are incorporated herein by reference.

Among other things, the Plan provides that:

•

first lien creditors will receive (1) 96.3% of equity (subject to dilution under or pursuant to the rights offerings and the backstop commitment agreements and management incentive plan) in a new entity formed to acquire the Company’s assets (“New Endo”); (2) an opportunity to participate in a rights offering; (3) certain cash payments; and (4) the proceeds of any exit financing;

•

second lien creditors and unsecured noteholders will receive the remaining 3.7% of the equity (subject to dilution only by issuances under any management incentive plan, and subject to potential upward adjustment as set forth in the Plan), $23.3 million in cash, certain proceeds of litigation claims and insurance rights and will have an opportunity to participate in a $160 million rights offering (which was subscribed in July 2023);

•

sub-classes of other non-opioid unsecured creditors (including mesh claimants, ranitidine claimants, and certain antitrust claimants) will receive from certain sub-trusts up to approximately $26.7 million in cash and proceeds of certain litigation claims and insurance recoveries;

•

in connection with the resolution reached with the US Department of Justice with respect to criminal, civil and tax-related claims, New Endo will pay $364.9 million over 10 years, or $200 million if the obligation is paid in full on the Effective Date, plus contingent consideration of $25 million in each of 2024 through 2028 (up to $100 million in aggregate) dependent on New Endo’s EBITDA exceeding defined baselines;

•

opioid claimants will receive distributions from certain trusts and sub-trusts as follows: $460 million in installments for state opioid claimants (subject to prepayment in the amount of approximately $274 million), $119.7 million in installments for several subclasses of private opioid claimants (subject to prepayment in the amount of approximately $90 million), up to $15 million for tribal opioid claimants (subject to prepayment in the amount of approximately $9 million) and up to approximately $11.4 million for future opioid claimants;

•

opioid claims held by other claimants will receive certain other recoveries as set forth in the Plan, including approximately $3 million for public school districts, approximately $7.25 million for Canadian provinces, and up to $200,000 for foreign holders of claims against certain foreign entities who file proofs of claim against us by a date certain (but after the general bar date); and

•	existing equity interests in the Company will be canceled, extinguished, and discharged, subject to applicable law, and holders will not receive a distribution on account of their equity interests.

Also, in connection with the Plan, New Endo expects to incur indebtedness of up to $2.5 billion, which may be in the form of a new money syndicated debt financing, new first lien secured takeback debt, or a combination of both.

The Debtors’ emergence from bankruptcy is subject to, among other things, consummation of the restructuring transactions described above, certain regulatory approvals, and execution and implementation of the definitive documents. The Debtors expect to timely emerge from bankruptcy. The Company cautions that trading in the ordinary shares during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. If the Plan becomes effective, the ordinary shares will be canceled, and therefore trading prices for the ordinary shares may bear little or no relationship to the actual recovery, if any, by holders of the ordinary shares in the Chapter 11 Cases.

Item 8.01.	Other Events

On March 19, 2024, the Company issued a press release announcing the confirmation of the Plan, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Monthly Operating Reports

On March 20, 2024, each of the Debtors filed monthly operating reports (the“Monthly Operating Reports”) with the Bankruptcy Court for the month ended December 31, 2023. The Monthly Operating Reports are available for review free of charge at https://restructuring.ra.kroll.com/endo/. The Monthly Operating Reports and other information available on the Kroll website are not part of this Form 8-K and are not deemed to be incorporated by reference in this Form 8-K. Going forward, the Debtors will no longer report the filing of Monthly Operating Reports on a Form 8-K. Investors should review the Kroll website for Monthly Operating Reports and additional information regarding the Debtors and their Chapter 11 Cases.

Cautionary Note Regarding Forward-Looking Statements

Certain information in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation, including, but not limited to, statements with respect to the chapter 11 proceedings, the Company’s emergence from bankruptcy, and any other statements that refer to expected, estimated or anticipated future results or that do not relate solely to historical facts. Statements including words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “will,” “may,” “look forward,” “guidance,” “future,” “potential” or similar expressions are forward-looking statements. All forward-looking statements in this communication reflect the Company’s current views as of the date of this communication about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to it and on assumptions it has made. Actual results may differ materially and adversely from current expectations based on a number of factors, including, among other things, the following: the timing, impact or results of any pending or future litigation, investigations, proceedings or claims, including opioid, tax and antitrust related matters; actual or contingent liabilities; settlement discussions or negotiations; the Company’s liquidity, financial performance, cash position and operations; the Company’s strategy; the risks and uncertainties associated with chapter 11 proceedings and the Company’s emergence from bankruptcy; the negative impacts on the Company’s businesses as a result of filing for and operating under chapter 11 protection; the time, terms and ability to consummate the Plan; the adequacy of the capital resources of the Company’s businesses and the difficulty in forecasting the liquidity requirements of the operations of the Company’s businesses; the unpredictability of the Company’s financial results while in chapter 11 proceedings; the Company’s ability to discharge claims in chapter 11 proceedings; negotiations with the holders of the Company’s indebtedness and its trade creditors and other significant creditors; risks and uncertainties with performing under the terms of the Second Amended and Restated Restructuring Support Agreement dated December 28, 2023, by and between the Company and certain of its first lien creditors and any other arrangement with lenders or creditors while in chapter 11 proceedings; the Company’s ability to conduct business as usual; the Company’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from the Company; the Company’s ability to continue to pay employees, suppliers and vendors; the ability to control costs during chapter 11 proceedings; adverse litigation; the risk that the Chapter 11 Cases may be converted to cases under chapter 7 of the Bankruptcy Code; the Company’s ability to secure operating capital; the impact of competition, including the loss of exclusivity and generic competition; our ability to satisfy judgments or settlements or pursue appeals including bonding requirements; our ability to adjust to changing market conditions; our ability to attract and retain key personnel; our ability to raise new debt for working capital, capital expenditures, business development, debt service requirements, acquisitions or general corporate or other purposes; our ability to refinance our indebtedness; a significant reduction in our short-term or long-term revenues which could cause us to be unable to fund our operations and liquidity needs or repay indebtedness; supply chain interruptions or difficulties; changes in competitive or market conditions; changes in legislation or regulatory developments; our ability to obtain and maintain adequate protection for our intellectual property rights; the timing and uncertainty of the results of both the research and development and regulatory processes, including regulatory decisions, product recalls, withdrawals and other unusual items; domestic and foreign health care and cost containment reforms, including government pricing, tax and reimbursement policies; technological advances and patents obtained by competitors; the performance, including the approval, introduction, and consumer and physician acceptance of new products and the continuing acceptance of currently marketed products; our ability to integrate any newly acquired products into our portfolio and achieve any financial or commercial expectations; the impact that known and unknown side effects may have on market perception and consumer preference for our products; the effectiveness of advertising and other promotional campaigns; the timely and successful implementation of any strategic initiatives; unfavorable publicity regarding the misuse of opioids; the uncertainty associated with the identification of and successful consummation and execution of external corporate development initiatives and strategic partnering transactions; our ability to advance our strategic priorities, develop our product pipeline and continue to develop the market for products; the impact of Irish and other applicable laws; and our ability to obtain and successfully manufacture, maintain and distribute a sufficient supply of products to meet market demand in a timely manner. In addition, U.S. and international economic conditions, including consumer confidence and debt levels, taxation, changes in interest and currency exchange rates, international relations, capital and credit availability, the status of financial markets and institutions and the impact of continued economic volatility, can materially affect our results. Therefore, the reader is cautioned not to rely on these forward-looking statements. The Company expressly disclaims any intent or obligation to update these forward-looking statements, except as required to do so by law.

Additional information concerning risk factors, including those referenced above, can be found in press releases issued by the Company, as well as the Company’s public periodic filings with the U.S. Securities and Exchange Commission (the “SEC”) and with securities regulators in Canada, including the discussion under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Copies of the Company’s press releases and additional information about the Company are available at www.endo.com or you can contact the Company’s Investor Relations Department at relations.investor@endo.com.

Item 9.01.	Financial Statements and Exhibit

The following exhibits are being filed herewith:

Exhibit No.	Description

2.1	Fourth Amended Joint Chapter 11 Plan of Reorganization of Endo International plc and its Affiliated Debtors*

99.1	Order Confirming the Fourth Amended Joint Chapter 11 Plan of Reorganization of Endo International plc and its Affiliated Debtors

99.2	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules (and similar attachments) have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President, Chief Legal Officer and Company Secretary

Dated: March 25, 2024